Pear Tree Funds

Summary Prospectus August 1, 2012

Pear Tree Columbia Small Cap Fund	Ordinary Shares: USBNX Institutional Shares: QBNAX

Before you invest, you may want to review the Fund’s prospectus, which contains more informa- tion about the Fund and its risks. You can ﬁnd the Fund’s prospectus and other information about the Fund online at www.pear treefunds.com. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com.
The current prospectus and statement of additional information dated August 1, 2012 are incorporated by reference into this summar y prospectus.

Investment Objective: Maximum long-term capital appreciation.

Fee Table and Expenses of Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of
Small Cap Fund.

Management Fees	Ordinary Shares 1.00%	Institutional Shares 1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.42%	0.42%
Total Annual Fund Operating Expenses	1.67%	1.42%
Example
Management Fees	Ordinary Shares 1.00%	Institutional Shares 1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.42%	0.42%
Total Annual Fund Operating Expenses	1.67%	1.42%
Example

Annual Fund Operating  Expenses (expenses that you pay each year as a percentage of the value of your investment)

This example is intended to help you compare the cost of investing in Small Cap Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Small Cap Fund’s operating expenses remain the same as set for th in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinar y Class	$170	$526	$907	$1,976
Institutional Class	$145	$449	$776	$1,702
Portfolio Turnover
Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securi-
ties (or “turns over” its por tfolio). A higher por tfolio turnover rate may indicate higher transac-
tion costs and may result in higher taxes when Fund shares are held in a taxable account.
These costs, which are not reﬂected in annual fund operating expenses or in the example, af fect Small Cap Fund’s per formance. During the most recent ﬁscal year, Small Cap Fund’s por tfolio turnover rate was 53 percent of the average value of its por tfolio.

Principal Investment Strategies

Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets
(plus borrowings for investment purposes) in stocks of small-cap companies. Small Cap
Fund considers a small-cap company to be a company having a market capitalization at time of purchase of an issuer in the Russell 2000T Index (currently stocks with capitalizations of approximately $100 million to $3 billion).

The sub-adviser to Small Cap Fund utilizes a series of well-deﬁned, established processes in order to select and reevaluate securities in the growth and value categories. The sub-adviser begins with a universe of securities. Each security in that universe is then evaluated using a series of proprietar y screens involving fundamental, quantitative, qualitative and technical analysis. Once a security has been subjected to those analytical ﬁlters, the sub-adviser per- forms a detailed assessment; develops an investment thesis; sets a price target and initiates a por tfolio position. From time to time, holdings may be diversiﬁed by company and industr y, al- though Small Cap Fund is not obligated to remain diversiﬁed. While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositar y Receipts, or ADRs, and other foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives.

The sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or ser vices that potentially could generate signiﬁcantly greater-than-average revenue and earnings growth. The sub-adviser gen- erally considers value stocks to be equity securities issued by companies that have underap- preciated but stable earnings and cash ﬂow and where there are visible and imminent inﬂection points and catalysts that will result in increased earnings and cash ﬂow, driving stock appreciation.

Small Cap Fund may lend its securities. Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds. Small Cap Fund also may take temporar y defensive positions that are inconsistent with its principal investment strategies.

Principal Investment Risks

It is possible to lose money by investing in Small Cap Fund. An investment in Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industr y and Speciﬁc Holdings. The share price of Small Cap Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a par ticular industr y in which Small Cap Fund has signiﬁcant holdings, or weaknesses associated with one or more speciﬁc companies in which Small Cap Fund may have substantial investments.

Liquidity Risk. Small Cap Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Small Cap Fund’s investments may prove to be incorrect.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the per formance of Small Cap Fund may be more volatile than a fund that invests in large-cap stocks.

Growth and Value Stock Investing. Dif ferent investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carr y the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced at a low level.

Foreign Investing. Small Cap Fund’s investments in foreign securities (including ADRs) may be adversely af fected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar.

Sector. Small Cap Fund currently has signiﬁcant investments in one or more speciﬁc industr y sectors, subjecting it to risks greater than general market risk.

Non-Diversiﬁcation. Small Cap Fund is “non-diversiﬁed,” which means that it may invest a higher percentage of its assets in a small number of issuers. When Small Cap Fund is not diver-
siﬁed, a decline in the value of the securities of one issuer could have a signiﬁcant negative ef fect on the value of Small Cap Fund’s por tfolio.

Securities Lending. Securities lending involves two primar y risks: investment risk and borrower default risk. Investment risk is the risk that Small Cap Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Small
Cap Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for fur ther details.

Performance

The following bar char ts and tables provide some indication of the risks of investing in Small Cap Fund by showing changes in the Fund’s per formance over time. The tables also compare Small Cap Fund’s per formance to a broad measure of market per formance that reﬂects the type of securities in which Small Cap Fund invests. Past per formance does not necessarily indicate how Small Cap Fund will per form (before and after taxes) in the future. Updated per formance information is available at www.pear treefunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will dif fer from the Ordinar y Share returns due to dif ferences in expenses between the classes.

2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
-29.21%	43.08%	22.87%	9.08%	21.03%	0.18%	-49.30%	33.35%	26.93%	-4.53%

Calendar year-to-date return of the Ordinar y Shares of Small Cap Fund as of 6/30/2012 is 11.72%

Best Quarter:	Q3 2009	17.75%
Worst Quarter:	Q4 2008	(33.47)%

Average Annual Total Returns for the periods ended December 31, 2011

Ordinary Shares Before Taxes	1 Year (4.53)%	5 Years (3.87)%	10 Years 3.02%
Ordinary Shares After Taxes on Distributions	(4.57)%	(4.04)%	2.45%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	(2.90)%	(3.24)%	2.58%
Institutional Shares Before Taxes	(4.27)%	(3.61)%	3.42%
Russell 2000 Index	(4.18)%	0.15%	5.62%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reﬂect the impact of state or local taxes. Actual after-tax returns may dif fer depending on your individual circumstances and may dif fer from those shown. The after-tax returns shown are not relevant if you hold your shares in a retire- ment account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinar y Shares and after-tax returns for Institutional Shares may var y. Actual after-tax returns may dif fer depending on your individual circumstances.

Management

Small Cap Fund is managed by Pear Tree Advisors, Inc. Small Cap Fund is sub-advised by Columbia Par tners, L.L.C., Investment Management (“Columbia”). The following employees of Columbia ser ve as the por tfolio managers of Small Cap Fund:

Investment Team                               Position at Columbia

Rober t A. von Pentz, CFA   Chief Investment Ofﬁcer, Senior Equity
         Por tfolio Manager and Research Analyst
Rhys Williams, CFA                             Senior Equity Por tfolio Manager and
       Research Analyst

Manager of the
Fund Since

1996

1997

Buying and Selling Fund Shares

You may buy or sell shares of Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or ﬁnancial intermediar y. Generally, purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum                                                  Contact Information

Ordinar y Class: $2,500 or
Ordinar y Class Retirement Accounts: $1,000

Institutional Class: $1,000,000

Ongoing Investment Minimum
Both Classes: 50 shares

Tax Information

Mail:  Pear Tree Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, MA 01773
Telephone: 1-800-326-2151
Website: www.peartreefunds.com

Small Cap Fund’s distributions may be taxable as ordinar y income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan. These tax- advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of Small Cap Fund through a broker-dealer or other ﬁnancial intermedi-
ar y (such as a bank), Small Cap Fund and its related companies my pay the intermediar y for the sale of Fund shares and related ser vices. These payments may create a conﬂict of interest by inﬂuencing the broker-dealer or other intermediar y and your salesperson to recommend Small
Cap Fund over another investment. Ask your salesperson or visit your ﬁnancial intermediar y’s internet site for more information.